Exhibit 10(i)(5)
Schedule 4.4
Schedule of Subsidiaries, Partnerships and Affiliates of Universal Forest Products, Inc.

Location of Chief
Subsidiary	Jurisdiction	Executive Office	Capital Stock Owned By
Universal Forest Products Holding Company, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Forest Products Eastern Division, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products Holding Company, Inc.
Universal Forest Products Western Division, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Forest Products Texas Limited Partnership	Michigan	Grand Rapids, MI	General Partner is Universal Forest Products Western Division, Inc. (1%)
Limited Partner is Universal Forest Products Holding Company, Inc. (99%)
D&R Framing Contractors, L.L.C. (50% owned)	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
Universal Truss, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Consumer Products, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Euro-Pacific Building Materials, Inc.	Oregon	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Forest Products Reclamation Center, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Forest Products of Canada, Inc.	Canada	Quebec, Canada	Universal Forest Products, Inc.
U.F.P Mexico Holdings, S. de R.L. de C.V.	Mexico	Grand Rapids, MI	Universal Forest Products, Inc.
Pinelli Universal, S. de R.L. de C.V. (50% owned)	Mexico	Durango, Mexico	U.F.P Mexico Holdings, S. de R.L. de C.V.
UFP Insurance Ltd.	Bermuda	Hamilton, Bermuda	Universal Forest Products, Inc.
UFP Real Estate, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Forest Products of Modesto L.L.C.	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
Tresstar, LLC	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
UFP Ventures, Inc.	Michigan	Grand Rapids, MI	Universal Consumer Products, Inc.
UFP Ventures II, Inc.	Michigan	Grand Rapids, MI	Universal Consumer Products, Inc.
UFP Transportation, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Advanced Component Systems LLC	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
UFP Framing LLC	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Forest Products RMS, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
UFP Framing of Florida, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
Treating Services of Minnesota, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
Norpac Construction, L.L.C. (75% owned)	Nevada	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
Indianapolis Real Estate LLC	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
Shawnlee Construction LLC (80% owned)	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
D & L Framing, LLC (50% owned)	Nevada	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
Western Building Professionals, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
Western Building Professionals of California, Inc.	Michigan	Grand Rapids, MI	Western Building Professionals, LLC
Western Building Professionals of California II Limited Partnership	Michigan	Grand Rapids, MI	General Partner is Western Building Professionals of California, Inc. (2%)
Limited Partner is Western Building Professionals, LLC (98%)
Aljoma Holding Company, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
Atlantic Building Professionals, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
Euro-Pacific International Corp	Oregon	Grand Rapids, MI	Euro-Pacific Building Materials, Inc.
Maine Ornamental, LLC	Michigan	Grand Rapids, MI	Universal Consumer Products, Inc.
Midwest Framing, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
Pinelli Universal TKT, S. de R.L. de C.V. (75% owned)	Mexico	Tecate, Mexico	Universal Truss, Inc. (50%)
Pinelli Universal, S. de R.L. de C.V. (50%)
Shepardville Construction, LLC (80% owned)	Michigan	Grand Rapids, MI	Shawnlee Construction LLC
TKT Real Estate, S. de R.L. de C.V. (50% owned)	Mexico	Tecate, Mexico	Universal Forest Products, Inc.
Universal Forest Products Eastern Purchasing, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
Universal Forest Products Western Purchasing, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
Gulf Coast Components, LLC (50% owned)	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
United Lumber & Reman, LLC (50% owned)	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
Aljoma Lumber, Inc. [1]	Florida	Grand Rapids, MI	Aljoma Holding Company, LLC

[1]	Assumes closing of acquisition occurs February 12, 2007

Schedule 4.5
Schedule of Material Litigation and Contingent Obligations
NONE

Schedule 4.12
List of Existing Environmental Conditions

		Amount Accrued
		for Remediation
Subsidiary	Location of Facility	as of 12/30/06

Universal Forest Products Eastern Division, Inc.

	Auburndale, Florida	$40,218
	Elizabeth City, North Carolina	$1,220,375
	Stockertown, Pennsylvania	$151,921
	Janesville, Wisconsin	$61,695

Universal Forest Products Western Division, Inc.

	Thornton, California	$123,716

Aljoma Lumber, Inc. [1]

	Ponce, Puerto Rico	$750,000
	Medley, Florida	$1,750,000

Total		$4,097,925

[1]	Assumes closing of acquisition occurs February 12, 2007

SCHEDULE 5.2(d)
Existing Liens
Liens and interests described in the following filings:
DEBTOR: UNIVERSAL FOREST PRODUCTS HOLDING COMPANY, INC.
Filing with the Michigan Secretary of State, UCC Division:

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
2004155598-1	8-4-04	Orig	Weyerhaeuser Company	All southern yellow pine softwood lumber which contains the mill number of a Weyerhaeuser mill or Weyerhaeuser contract mill with the Southern Pine Inspection Bureau grade stamp

DEBTOR: UNIVERSAL FOREST PRODUCTS EASTERN DIVISION, INC.
Filings with the Michigan Secretary of State, UCC Division:

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
D876209	2-20-02	Orig	Computer Sales International, Inc.	Specific leased equipment
40859C	7-10-02	Asgn	First Bank of Highland Park
2002036928-4	12-16-02	Orig	Fifth Third Bank, Western Michigan	Specific leased equipment
2002039531-6	12-18-02	Orig	Fifth Third Bank, Western Michigan	Specific leased equipment
2002039591-2	12-18-02	Orig	Fifth Third Bank, Western Michigan	Specific leased equipment
2003007079-0	1-10-03	Orig	Fifth Third Bank, Chicago	Specific leased equipment
2003107491-5	6-4-03	Orig	Fifth Third Leasing Co.	Specific leased equipment
2003107524-6	6-4-03	Orig	Fifth Third Leasing Co.	Specific leased equipment
2003172853-2	9-11-03	Orig	Universal Forest Products RMS, LLC	All purchased accounts and related instruments, chattel paper, payment intangibles, notes and contract rights
2004078494-7	4-19-04	Orig	Fifth Third Leasing Co.	Specific leased equipment
2004078495-9	4-19-04	Orig	Fifth Third Leasing Co.	Specific leased equipment
2004155597-9	8-4-04	Orig	Weyerhaeuser Company	All southern yellow pine softwood lumber which contains the mill number of Weyerhaueser mill or Weyerhaueser contract mill with the Souther Pine Inspection Bureau grade stamp
2004164977-6	8-18-04	Orig	New Holland Credit Company	Specific leased equipment
2005063167-9	4-7-05	Orig	Fifth Third Leasing Co.	Specific leased equipment
2005154593-2	9-1-05	Orig	The Fifth Third Leasing Co	Specific leased equipment
2005208657-3	12-5-05	Orig	Citibank	Accounts receivable from Hubbell Incorporated purchased by Citibank, N.A. per the terms of the Supplier Agreement between Universal Forest Products Eastern Division, Inc. and Citibank, N.A.
2005223313-4	12-30-05	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2005223316-0	12-30-05	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006056960-4	3-31-06	Orig	The Fifth Third Leasing Company	Specific leased equipment
2006146627-7	8-24-06	Amend
2006116468-3	6-30-06	Orig	The Fifth Third Leasing Company	Specific leased equipment
2006146617-6	8-24-06	Amend
2006118673-0	7-5-06	Orig	The Fifth Third Leasing Company	Specific leased equipment
2006146619-0	8-24-06	Amend
2006167608-2	10-3-06	Orig	The Fifth Third Leasing Company	Specific leased equipment
2006168382-3	10-4-06	Orig	The Fifth Third Leasing Company	Specific leased equipment
2006176585-3	10-19-06	Orig	The Fifth Third Leasing Company	Specific leased equipment
2006194978-8	11-21-06	Amnd
2006208513-1	12-15-06	Amnd
2007001848-3	1-3-07	Amnd
2007013635-6	1-24-07	Amnd
2007013656-0	1-24-07	Amnd
2007005810-8	1-10-07	Orig	Stimson Lumber Company	Consigned inventory

SCHEDULE 5.2(d) - Page 2

DEBTOR: UNIVERSAL FOREST PRODUCTS WESTERN DIVISION, INC.
Filings with the Michigan Secretary of State, UCC Division:

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
D877601	2-25-02	Orig	Carlson Systems Corp.	Specific leased equipment
2003007078-8	1-10-03	Orig	Fifth Third Bank, Chicago	Specific leased equipment
2003024850-7	2-6-03	Orig	Mitek Industries, Inc.	Specific leased equipment
2003067261-9	4-8-03	Orig	Miktek Industries, Inc.	Specific leased equipment
2003172854-4	9-11-03	Orig	Universal Forest Products RMS, LLC	All purchased accounts and related instruments, chattel paper, payment intangibles, notes and contract rights
2004009853-6	1-14-04	Orig	The Fifth Third Leasing Company.	Specific leased equipment
2004155595-5	8-4-04	Orig	Weyerhaueser Company	All southern yellow pine softwood lumber which contains the mill number of a Weyerhaueser mill or Weyerhaueser contract mill with the Southern Pine Inspection Bureau grade stamp
2004237997-6	12-8-04	Orig	Mellon US Leasing, a division of Mellon Leasing Corporation	Specific leased equipment
2005128161-5	7-18-05	Orig	Signode Packaging Systems	Debtor’s inventory of Signode Packaging materials now or hereafter on the premises or on consignment to the Debtor at the Debtor’s plant in Lafayette, CO
2005128873-4	7-19-05	Orig	NMHG Financial Services, Inc.	Leased equipment
2007005811-0	1-10-07	Orig	Stimson Lumber Company	Consigned inventory

SCHEDULE 5.2(d) - Page 3

DEBTOR: UNIVERSAL FOREST PRODUCTS TEXAS LIMITED PARTNERSHIP
Filings with the Michigan Secretary of State, UCC Division:

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
2003107485-2	6-4-03	Orig	Fifth Third Leasing Co.	Specific leased equipment
2003107525-8	6-4-03	Orig	Fifth Third Leasing Co.	Specific leased equipment
2003172856-8	9-11-03	Orig	Universal Forest Products RMS, LLC	All purchased accounts and related instruments, chattel paper, payment intangibles, notes and contract rights
2004001965-5	1-5-04	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2004115600-8	8-4-04	Orig	Weyerhauser Company	All southern yellow pine softwood lumber which contains the mill number of a Weyerhauser mill or Weyerhauser contract mill with the Southern Pine Inspection Bureau grade stamp
200409763-7	10-26-04	Orig	Fifth Third Leasing Co.	Specific leased equipment
200451942-9	12-31-04	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2005035420-3	2-24-05	Orig	Tennant Financial Services	Specific leased equipment
2005154593-2	9-1-05	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2005223313-4	12-30-05	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006118673-0	7-5-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006146619-0	8-24-06	Amend
2006167339-1	10-3-06	Orig	LaSalle Bank	Amounts deposited in funds established under Trust Indenture relating to $4,200,00 City of Arlington Industrial Development Bonds, Series 1999
2006167608-2	10-3-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment

SCHEDULE 5.2(d) - Page 4

DEBTOR: UNIVERSAL TRUSS, INC.
Filings with the Michigan Secretary of State, UCC Division:

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
2003024850-7	2-6-03	Orig	Mitek Industries, Inc	Specific leased equipment
2003067261-9	4-8-03	Orig	Mitek Industries, Inc	Specific leased equipment
2004009852-4	1-14-04	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2004155601-0	8-4-04	Orig	Weyerhaeuser Company	All southern yellow pine softwood lumber which contains the mill number of a Weyerhaueser mill or Weyerhauser contract mill with the Southern Pine Inspection Bureau grade stamp
2005223316-0	12-30-05	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006056960-4	3-31-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006146627-7	8-24-06	Amnd

SCHEDULE 5.2(d) - Page 5

DEBTOR: UFP VENTURES, INC.
Filing with the Michigan Secretary of State, UCC Division:

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
2003172859-4	9-11-03	Orig	Universal Forest Products RMS, LLC	All purchased accounts and related instruments, chattel paper, payment intangibles, notes and contract rights

SCHEDULE 5.2(d) - Page 6

DEBTOR: UFP VENTURES II, INC.
Filing with the Michigan Secretary of State, UCC Division:

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
2003172860-7	9-11-03	Orig	Universal Forest Products RMS, LLC	All purchased accounts and related instruments, chattel paper, payment intangibles, notes and contract rights

SCHEDULE 5.2(d) - Page 7

DEBTOR: UFP TRANSPORTATION, INC.
Filings with the Michigan Secretary of State, UCC Division:

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
2004078478-3	4-19-04	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006087049-9	5-12-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006130513-8	7-26-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006150856-8	8-31-06	Amnd
2006165241-2	9-28-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006167495-1	10-3-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006176585-3	10-19-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006194978-8	11-21-06	Amnd
2006208513-1	12-15-06	Amnd
2007001848-3	1-3-07	Amnd
2007013635-6	1-24-07	Amnd
2007013656-0	1-24-07	Amnd
2007009850-6	1-18-07	Orig	The Fifth Third Leasing Co.	Specific leased equipment

SCHEDULE 5.2(d) - Page 8

DEBTOR: UNIVERSAL FOREST PRODUCTS RMS, LLC
Filing with the Michigan Secretary of State, UCC Division:

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
2006043697-0	3-10-06	Orig	Fifth Third Bank	Purchased accounts receivables and related assets

SCHEDULE 5.2(d) - Page 9

DEBTOR: UNIVERSAL FOREST PRODUCTS, INC.
Filings with the Michigan Secretary of State, UCC Division:

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
02440C 2003239718-6 2003239719-8	4-7-99 12-16-03 12-16-03	Orig Amnd Cont	General Electric Capital Corp	All accounts receivable for which Allied Signal, Inc. is the account debtor and which have been purchased from the debtor pursuant to agreement dated 3/17/99
D787464	6-20-01	Orig	Citicorp Del Lease, Inc.	Specific leased equipment
2006078822-8	5-1-06	Cont
D925819	6-21-02	Orig	Fleet Capital Corporation	Specific leased equipment
D941519	8-1-02	Orig	Fifth Third Leasing Co.	Specific leased equipment
45530C	9-26-02	Orig	Bank of the West	Specific leased equipment
2002006284-2	11-5-02	Term
2002019971-4	12-6-02	Orig	Signode Packaging Systems	Debtor’s inventory of Signode steel and plastic packaging strapping now or hereafter on the premises or on consignment to debtor at debtor’s plant in Missouri
2003042726-6	3-5-03	Orig	Toyota Motor Credit Cor.	Specific leased equipment
2003055481-1	3-24-03	Orig	NMHG Financial Services, Inc.	Leased equipment
2003086865-2	5-6-03	Orig	CIT Group/Equipment Financing	Specific leased equipment
2003169666-0	9-8-03	Orig	Barloworld Handling	Parts inventory to support the Hyster forklift at the customer locations
2003242165-8	12-19-03	Orig	Leasenet Group, Inc	Specific leased equipment
2004023395-2	2-3-04	Orig	Signode Container Industry Services	Debtor’s inventory of Signode steel and plastic packaging strapping now or hereafter on the premises or on consignment to debtor at debtor’s plant in Janesville, WI
2004073417-0	4-9-04	Orig	The CIT Group/Equipment Financing, Inc.	Specific leased equipment
2004078355-3	4-19-04	Orig	Signode Container Industry Systems	Debtor’s inventory of Signode steel and plastic packaging strapping now or hereafter on the premises or on consignment to debtor at debtor’s plant in White Bear Lake, MN
2004078478-3	4-19-04	Orig	The Fifth Third Leasing Company	Specific leased equipment
2004101765-2	5-18-04	Orig	The CIT Group/Equipment Financing, Inc.	Specific leased equipment
2004131047-6	6-28-04	Orig	Citibank, N.A.	Accounts receivable from The Stanley Works Co. purchased by Citibank, N.A. per the terms of the Supplier Agreement with Citibank, N.A.
2004155596-7	8-4-04	Orig	Weyerhaeuser Company	All southern yellow pine softwood lumber which contains the mill number of a Weyerhaueser mill or Weyerhauser contract mill with the Southern Pine Inspection Bureau grade stamp
2004170208-5	8-26-04	Orig	Fifth Third Bank, Western Michigan	Specific leased equipment

SCHEDULE 5.2(d) - Page 10

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
2004210586-4	10-28-04	Orig	Leggett & Plant, Incorporated	Consigned inventory located at 2100 Avalon Street, Riverside CA
2004249366-3	12-27-04	Orig	FCC Equipment Financing, Inc.	Specific leased equipment
2004251940-5	12-31-04	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2004251942-9	12-31-04	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2005008396-7	1-11-05	Orig	Citicapital Commercial Leasing	Specific leased equipment
2005008405-8	1-11-05	Orig	Citicapital Commercial Leasing	Specific leased equipment
2005025154-6	2-7-05	Orig	FCC Equipment Financing, Inc.	Specific leased equipment
2005030752-1	2-15-05	Orig	FCC Equipment Financing, Inc.	Specific leased equipment
2005030755-7	2-15-05	Orig	FCC Equipment Financing, Inc.	Specific leased equipment
2005128766-7	7-19-05	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2005133985-8	7-27-05	Orig	Citicapital Commercial Leasing	Specific leased equipment
2005134571-2	7-28-05	Orig	Citicapital Commercial Leasing	Specific leased equipment
2005154593-2	9-1-05	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2005169996-3	9-29-05	Orig	Thompson Tractor Co., Inc	Specific equipment
2005171689-6	10-3-05	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2005192830-2	11-4-05	Orig	FCC Equipment Financing, Inc.	Specific leased equipment
2005192831-4	11-4-05	Orig	FCC Equipment Financing, Inc.	Specific leased equipment
2005223313-4	12-30-05	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2005223316-0	12-30-05	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006043697-0	3-10-06	Orig	Fifth Third Bank	Purchased accounts receivable and related assets
2006044421-8	3-13-06	Orig	Mellon US Leasing	Specific leased equipment
2006052008-2	3-23-06	Orig	Thompson Tractor Co., Inc	Specific equipment
2006056960-4	3-31-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006146627-7	8-24-06	Amnd
2006087049-9	5-12-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006096911-9	5-30-06	Orig	Canal Air, LLC	Specific leased equipment
2006116468-3	6-30-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006146617-6	8-24-06	Amnd
2006118673-0	7-5-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006146619-0	8-24-06	Amnd
2006130513-8	7-26-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006150856-8	8-31-06	Amnd
2006165241-2	9-28-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006167495-1	10-3-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006167608-2	10-3-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006167979-7	10-3-06	Orig	Thompson Tractor Co., Inc	Specific equipment
2006168382-3	10-4-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006176585-3	10-19-06	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2006194978-8	11-21-06	Amnd
2006208513-1	12-15-06	Amnd
2007001848-3	1-3-07	Amnd
2007013635-6	1-24-07	Amnd
2007013656-0	1-24-07	Amnd
2007009850-6	1-18-07	Orig	The Fifth Third Leasing Co.	Specific leased equipment
2007011797-6	1-22-07	Orig	Thompson Tractor Co., Inc	Specific equipment
2007011798-8	1-22-07	Orig	Thompson Tractor Co., Inc	Specific equipment

SCHEDULE 5.2(d) - Page 11

DEBTOR: UNIVERSAL FOREST PRODUCTS OF MODESTO, L.L.C.
Filings with the Michigan Secretary of State, UCC Division:

	Date of	Document
Filing Number	Filing	Type	Secured Party	Collateral
2003038259-9	2-27-03	Orig	Citicapital Commercial Leasing	Specific leased equipment
2003172858-2	9-11-03	Orig	Universal Forest Products RMS, LLC	All purchased accounts and related instruments, chattel paper, payment intangibles, notes and contract rights

SCHEDULE 5.2(d) - Page 12

Schedule 5.2(h)
List of Existing Investments, Loans and Advances

		Balance
Legal Entity	Description	as of 12/30/06

Universal Forest Products, Inc.	Officers Stock Notes Receivable	$575,224
	Employers’ Stock Assistance Receivable	$678,195
	Fleetfoot Note Receivable	27,792
	(1) Cash Surrender Value of Investments for Deferred Compensation	—
	(1) Current Market Value of Investments for Deferred Compensation	—

UFP Insurance Ltd.	AJ Ranch Note	$548,534

Total Investments, Loans and Advances		$1,829,745

(1)
These assets have an offsetting liability on the company’s balance sheet representing an obligation for future distribution to officers and directors of the company; therefore, the assets are not scheduled